Offerings - Offering: 1	Feb. 10, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	common stock, par value $0.0002 per share
Amount Registered | shares	10,000,000
Proposed Maximum Offering Price per Unit | $ / shares	1.275
Maximum Aggregate Offering Price	$ 12,750,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,760.78
Offering Note	Estimated in accordance with Rule 457(c) solely for purposes of calculating the registration fee. The maximum price per security and the maximum aggregate offering price are based on the average of the high ($1.41) and low ($1.14) sale price of a common share as reported on The Nasdaq Stock Market LLC on February 6, 2026, which date is within five business days prior to filing this registration statement.